Exhibit 99.70

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                  January, 1999
           Series 1998-25, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.138394
                                                       -----------------------
       Weighted average maturity                                       356.30
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
      1.
                                   Principal
           Principal Per        Prepayments Per  Interest Per
     Class  Certificate           Certificate     Certificate   Payout Rate
     -----  -----------           -----------     -----------   -----------
       R   $  1000.00000000     $922.30000000  $   5.20000000   %6.24000000
       PO  $     1.77722422     $  0.82938719  $   0.00000000   %0.00000000
       A1  $     0.00000000     $  0.00000000  $   5.20833333   %6.25000000
       A2  $     0.00000000     $  0.00000000  $   5.22916688   %6.27500025
       A3  $     0.80356118     $  0.74109559  $   5.20833332   %6.24999998
       A4  $    10.33695033     $  9.53339702  $   5.62500000   %6.75000000
       A5  $    12.13048278     $ 11.18750746  $   5.00000000   %6.00000000
       A6  $     0.00000000     $  0.00000000  $   0.00000000   %0.00000000
       A7  $     0.80356119     $  0.74109563  $   5.00000025   %6.00000030
       A8  $    14.18741113     $ 13.08453838  $   5.20833332   %6.24999999
       A9  $    12.13045880     $ 11.18748533  $   5.20833333   %6.25000000
       A10 $    63.04825674     $ 58.14713690  $   5.20833328   %6.24999993
       A11 $     0.00000000     $  0.00000000  $   5.20833320   %6.24999984
       A12 $     0.00000000     $  0.00000000  $   5.41666667   %6.50000000
       A13 $     0.00000000     $  0.00000000  $   5.41666621   %6.49999945
       A14 $     0.00000000     $  0.00000000  $   5.41666692   %6.50000031
       A15 $     0.00000000     $  0.00000000  $   5.15046282   %6.18055538
       A16 $    14.18612063     $ 13.08334820  $   5.00000000   %6.00000000
       A17 $     0.00000000     $  0.00000000  $   5.00000000   %6.00000000
       A18 $    12.13045875     $ 11.18748525  $   5.41666675   %6.50000010
       A19 $     0.00000000     $  0.00000000  $   5.41666800   %6.50000160
       A20 $     0.00000000     $  0.00000000  $   5.41666800   %6.50000160
       A21 $     0.00000000     $  0.00000000  $   5.41666800   %6.50000160
       A22 $     0.00000000     $  0.00000000  $   5.41666804   %6.50000165
       M   $     0.80356126     $  0.00000000  $   5.20833355   %6.25000026
       B1  $     0.80356165     $  0.00000000  $   5.20833300   %6.24999959
       B2  $     0.80356064     $  0.00000000  $   5.20833333   %6.25000000
       B3  $     0.80356050     $  0.00000000  $   5.20833365   %6.25000037
       B4  $     0.80356300     $  0.00000000  $   5.20833365   %6.25000037
       B5  $     0.80356233     $  0.00000000  $   5.20833430   %6.25000117

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                          $           92,033.01
                                                                ----------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:       $      990,657,874.67
                                                                ----------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                2,871
                                                                ----------------
       3.
     Beginning Aggregate Class  Ending Aggregate       Ending
       Certificate Principal   Class Certificate Single Certificate
Class         Balance          Principal Balance      Balance         Cusip
-----         -------          -----------------      -------         -----
R    $               100.00  $             0.00  $        0.00     36157RYX7
PO   $           125,876.07  $       125,652.36  $      998.22
A1   $        15,000,000.00  $    15,000,000.00  $    1,000.00     36157RXZ3
A2   $        14,845,950.00  $    14,845,950.00  $    1,000.00     36157RYA7
A3   $        65,985,604.00  $    65,932,580.53  $      999.20     36157RYB5
A4   $       100,203,968.00  $    99,168,164.56  $      989.66     36157RYC3
A5   $       137,449,250.00  $   135,781,924.24  $      987.87     36157RYD1
A6   $         1,445,831.00  $     1,445,831.00  $    1,000.00     36157RYE9
A7   $        20,040,801.00  $    20,024,696.99  $      999.20     36157RYF6
A8   $       183,995,000.00  $   181,384,587.29  $      985.81     36157RYG4
A9   $       225,000,000.00  $   222,270,646.77  $      987.87     36157RYH2
A10  $         7,259,090.00  $     6,801,417.03  $      936.95     36157RYJ8
A11  $        25,000,000.00  $    25,000,000.00  $    1,000.00     36157RYK5
A12  $         5,835,000.00  $     5,835,000.00  $    1,000.00     36157RYL3
A13  $         6,392,875.00  $     6,392,875.00  $    1,000.00     36157RYM1
A14  $        13,000,000.00  $    13,000,000.00  $    1,000.00     36157RYN9
A15  $         5,344,543.00  $     5,344,543.00  $    1,000.00     36157RYP4
A16  $        61,566,900.00  $    60,693,504.53  $      985.81     36157RYQ2
A17  $        21,268,118.00  $    21,268,118.00  $    1,000.00     36157RYR0
A18  $        40,000,000.00  $    39,514,781.65  $      987.87     36157RYS8
A19  $         2,500,000.00  $     2,500,000.00  $    1,000.00     36157RYT6
A20  $         2,500,000.00  $     2,500,000.00  $    1,000.00     36157RYU3
A21  $         2,500,000.00  $     2,500,000.00  $    1,000.00     36157RYV1
A22  $         3,335,017.00  $     3,335,017.00  $    1,000.00     36157RYW9
SUP  $       993,920,933.49  $   983,969,703.54  $      989.99     GE9825SUP
M    $        18,511,445.00  $    18,496,569.92  $      999.20     36157RYY5
B1   $         8,004,949.00  $     7,998,516.53  $      999.20     36157RYZ2
B2   $         4,502,784.00  $     4,499,165.74  $      999.20     36157RZA6
B3   $         4,002,474.00  $     3,999,257.77  $      999.20     GEC9825B3
B4   $         2,001,237.00  $     1,999,628.88  $      999.20     GEC9825B4
B5   $         3,001,858.00  $     2,999,445.82  $      999.20     GEC9825B5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number               27       Principal Balance      $ 9,652,399.40
                                 --------                          -------------
       2.   60-89 days
            Number               0        Principal Balance      $         0.00
                                 --------                          -------------
       3.   90 days or more
            Number               0        Principal Balance      $         0.00
                                 --------                          -------------
       4.   In Foreclosure
            Number               0        Principal Balance      $         0.00
                                 --------                          -------------
       5.   Real Estate Owned
            Number               0        Principal Balance      $         0.00
                                 --------                          -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                 $         0.00
                                                                       ---------

        7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A2             %               6.27500025
                 A15             %               6.18055538

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $            0.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $            0.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $            0.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.00000000
                                                                    -----------

G.
                                          Rounding Amount
               Opening     Reimbursement   (Withdrawl)         Closing
  Class        Balance         Amount                          Balance
A12           $  999.99  $         0.00  $        0.00    $        999.99
A14           $  999.99  $         0.00  $        0.00    $        999.99

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.